UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2011

GAME FACE GAMING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-164651	27-1551007
(Commission File Number)	(IRS Employer Identification No.)

20 East Sunrise Highway, Suite 202, Valley Stream, New York 11581
 (Address of Principal Executive Offices, Zip Code)

(516) 303- 8100
(Registrant's telephone number, including area code)

____________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On October 22, 2011, Game Face Gaming, Inc., a Florida corporation (the “Company”), entered into modification and extension agreements (“Modification Agreements”) with each of Beth Englard, L Frankel Irrevocable Trust and JN Invest LLC to extend the maturity date of three promissory notes in the aggregate principal amount of $25,000, 50,000 and $100,000, respectively, from December 1, 2011 to January 15, 2012.  On December 14, 2011, the note with JN Invest LLC in the principal amount of $100,000 together with accrued interest thereon of $6,465.75, was repaid. On January 14, 2012, the two outstanding notes were further modified to extend the maturity dates to the earlier of April 15, 2012 or the date the Company receives at least $600,000 in financing.

On December 14, 2011, the Company entered into an Amendment to Note, dated October 31, 2011 and Second Amendment to Note, dated August 17, 2011 with Small Cap Consultants, Inc. (“Small Cap”) to extend the maturity date of two outstanding 6.5% promissory notes each in the principal amount of $100,000 from December 31, 2011 and October 15, 2011, respectively, to the earlier of January 15, 2012 or the date the Company receives $500,000 in financing. On January14, 2012, the Company entered into a Second Amendment to Note dated October 31, 2011 and a Third Amendment to Note dated August 17,2011 to further extend the maturity date of the notes from January 15, 2012 to the earlier of April 15, 2012 or the date the Company receives at least $500,000 in financing. If the Company fails to timely pay the notes and accrued interest when due, it will be required to issue to Small Cap 20,000 shares, (for the first 30 days), 50,000 shares (for day 31 through 60) and 1,000,000 shares thereafter of its common stock per day, commencing April 15, 2012.

On each of November 30, 2011, December 12, 2011 and December 14, 2011, the Company issued a promissory note in the principal amount of $25,000, $75,000 and $106,000, respectively, to each of Arevim, Inc., BFSF, LLC and BSF II, LLC respectively (the “Demand Notes”). The Demand Notes bear interest at 6% per annum and can be prepaid by the Company without penalty. If the Demand Notes and accrued interest thereon are not paid within 10 days of demand, the interest rate will increase to 12% retroactive to the date of issuance of the Demand Note.  All principal and accrued interest on the Demand Notes are convertible into shares of the Company’s common stock at the election of the holder at a conversion price per share equal to the lower of (i) $0.10  and (ii) the closing bid price on the date of conversion. If the Company fails to timely pay the Demand Note and accrued interest, it will be required to issue to the holder 20,000 shares, (for the first 30 days), 50,000 shares (for day 31 through 60) and 1,000,000 shares thereafter of its common stock per day. Lisa Grossman, is a managing member of BFSF, LLC and BSF II, LLC. She is the wife of Yitz Grossman, a consultant to the Company, and president of Arevim and a managing member of BFSF, LLC.

On January 18, 2012, the Company issued a demand promissory note in the principal amount of $85,000 to BSF II LLC (“BSF II Note”). The BSF II Note is payable upon demand at any time after February 15, 2012. The BSF II Note bears interest at 6% per annum and can be prepaid by the Company without premium or penalty.

For all the terms and conditions of the Modification Agreements, the Amendments to Note and the Demand Notes described above, reference is hereby made to such documents annexed hereto as Exhibits 4.3 through Exhibit 4.10. All statements made herein concerning the foregoing documents are qualified by reference to said Exhibits.

On February 27, 2012, the Company entered into a note purchase agreement (“Purchase Agreement”) and a letter agreement (“Letter Agreement”) with Corporate Debt Consultants, LLC, a New York limited liability company (“CDC”), pursuant to which CDC will lend the Company an aggregate of $500,000 pursuant to 5% promissory notes as follows: $215,000 may be requested by the Company on or after March 6, 2012 to be paid by CDC by March 13, 2012; $80,000 may be requested by the Company at any time after on or after March 18, 2012; and the balance of $120,000 may be requested on or after April 1, 2012.  Each loan will be unsecured and evidenced by a promissory note setting forth the interest rate and other terms of the loan. The Company amended the Purchase Agreement (“Note Purchase Amendment”) to provide for piggyback registration rights and demand registration rights upon a financing of at least $2,000,000 by the Company

On February 27, 2012, CDC made the first loan of $85,000 to the Company and the Company issued (i) a promissory note (the “CDC Note”) in the principal amount of $85,000 and (ii) 1,000,000 shares of its common stock to CDC concurrent with this loan. The issuances were made in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. The CDC Note bears interest at 5% per annum, can be prepaid by the Company without penalty or premium, and is due and payable on August 27, 2012 or earlier from the first proceeds the Company receives from the sale of securities in a private placement or a registration statement that is declared effective.  The CDC Note will become immediately due and payable upon certain events of default as set forth in the CDC Note.

 For all the terms and conditions of the Purchase Agreement, Note Purchase Amendment, Letter Agreement and CDC Note, reference is hereby made to such documents annexed hereto as Exhibits 10.12, 10.13, 10.14 and 4.11, respectively.  All statements made herein concerning the foregoing Exhibits are qualified by reference to said Exhibits.

Section 2- Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Markets
Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 4.3	Form of Modification and Extension Agreement dated October 22, 2011

Exhibit 4.4	Form of Modification and Extension Agreement dated January 14, 2012

Exhibit 4.5	Amendment to Note dated October 31, 2011, dated December 14, 2011

Exhibit 4.6	Second Amendment to Note dated August 17, 2011, dated December 14, 2011

Exhibit 4.7	Second Amendment to Note dated October 31, 2011, dated January 14, 2012

Exhibit 4.8	Third Amendment to Note dated August 17, 2011, dated January 14, 2012

Exhibit 4.9	Form of Demand Promissory Note

Exhibit 4.10	Demand Promissory Note, dated January 18, 2012 issued to BSF II LLC

Exhibit 4.11	Promissory Note, dated February 27, 2012, issued to Corporate Debt Consultants LLC

Exhibit 10.12	Note Purchase Agreement, dated February 27, 2012 between the Company and Corporate Debt Consultants LLC

Exhibit 10.13	Amendment to Note Purchase Agreement, dated February 27, 2012 between the Company and Corporate Debt Consultants LLC

Exhibit 10.14	Letter Agreement, dated February 27, 2012, between the Company and Corporate Debt Consultants LLC

Exhibit 10.15	Addendum to Note Purchase Agreement, dated February 27, 2012, between the Company and Corporate Debt Consultants LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME FACE GAMING, INC.

Date: March 9, 2012	By:	/s/ Felix Elinson
	Name:	Felix Elinson
	Title:	Chief Executive Officer